Exhibit 21.1

SUBSIDIARIES OF

SKY FINANCIAL GROUP, INC.

December 29, 2005

ENTITY NAME, LOCATION & OWNERSHIP				JURISDICTION OF INCORPORATION OR ORGANIZATION

A.	Issuer and Parent Company

	Sky Financial Group, Inc.			Ohio
Bowling Green, Ohio

B.	Bank and Bank-Owned Subsidiaries of Issuer

	1.	Sky Bank		Ohio
Salineville, Ohio
Sky Financial Group, Inc. owns 100%

		a.	Belmont Investment and Financial Services, Inc. (inactive)	Ohio
St. Clairsville, Ohio
Sky Bank owns 100%

		b.	Insurance Holding Company (inactive)	Michigan
Bowling Green, Ohio
Sky Bank owns 100%

		c.	Metropolitan Savings Service Corporation	Ohio
Bowling Green, Ohio
Sky Bank owns 100%

		d.	Second National Financial Company, LLC	Delaware
Wilmington, Delaware
Sky Bank owns 100%

		e.	Second National Loan Servicing Company	Delaware
Wilmington, Delaware
Sky Bank owns 100%

		f.	Sky Access, Inc. (inactive)	Ohio
Lisbon, Ohio
Sky Bank owns 100%

		g.	Sky Capital LLC	Delaware
Wilmington, Delaware
Sky Bank owns 100%

		h.	Sky Community Development Company	Ohio
Bowling Green, Ohio

Sky Bank owns 100%
	2.	Sky Trust, National Association	United States
Pepper Pike, Ohio
Sky Financial Group, Inc. owns 100%

C.	Financial Service Subsidiaries of Issuer

	1.	Access Partners, LLC	Indiana
Evansville, Indiana
Sky Financial Group, Inc. owns 51%

	2.	Belmont Financial Network, Inc.	Ohio
Massillon, Ohio
Sky Financial Group, Inc. owns 100%

	3.	First Western Capital Trust I	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

	4.	Freedom Financial Life Insurance Company	Arizona
Phoenix, Arizona
Sky Financial Group, Inc. owns 77%

	5.	M&E Investment Group, Inc.	Pennsylvania
Carnegie, Pennsylvania
Sky Financial Group, Inc. owns 100%

	6.	Metropolitan I Corporation (inactive)	Ohio
Bowling Green, Ohio
Sky Financial Group, Inc. owns 100%

	7.	Mid Am Capital Trust I	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

	8.	Prospect Trust I	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

	9.	Second Bancorp Capital Trust I	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

	10.	Second National Capital Corporation	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

	11.	Sky Capital Management, Inc.	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

	12.	Sky Financial Capital Trust I	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

13.		Sky Financial Capital Trust II	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

14.		Sky Holdings, Inc.	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

15.		Sky Insurance, Inc.	Ohio
Maumee, Ohio
Sky Financial Group, Inc. owns 100%

	a.	Celaris Brokerage LLC	Ohio
Cleveland, Ohio
Sky Insurance, Inc. owns 100%